Consolidated Statements of Operations - USD ($)	3 Months Ended
	Sep. 30, 2015	Sep. 30, 2014
Revenue
Mobile	$ 30,956	$ 58,617
Software	12,422	16,496
Software maintenance and consulting	118,523	212,164
Total revenue	161,901	287,277
Operating expenses
Cost of revenue	25,514	15,856
Selling, general and administrative	252,494	353,828
Research and development	119,706	186,006
Total operating expenses	397,714	555,690
Income (loss) from operations	$ (235,813)	$ (268,413)
Other income (expense):
Gain on disposition of assets
Other expense	$ (185)	$ (917)
Interest income , net	14,161	19,946
Total other income	13,976	19,029
Income (loss) before income taxes	(221,837)	(249,384)
Income tax benefit	$ 61,871	$ 44,486
Net income	$ (159,966)	$ (204,898)
Basic and diluted income per share	$ (.001)	$ (0.002)
Weighted average number of shares outstanding	146,812,566	136,583,602